Exhibit 10.2

OMNIBUS NOTE EXCHANGE AND DEBT CONVERSION AGREEMENT

June 30, 2026

This Omnibus Note Exchange and Debt Conversion Agreement (this “Agreement”) is entered into as of June 30, 2026, by and among Valuence Merger Corp. I (the “Company” or “Maker”), VMCA Sponsor, LLC (the “Sponsor” or “Original Payee”), CPC Sponsor Opportunities I, LP (“CPC I”), CPC Sponsor Opportunities I (Parallel), LP (“CPC I Parallel”), and NovoCG, LLC (“NovoCG”). The Company, Sponsor, CPC I, CPC I Parallel, and NovoCG are each referred to herein as a “Party” and together as the “Parties.”

WHEREAS, the Company previously issued a certain Convertible Promissory Note to the Original Payee, dated as of June 4, 2024, in the principal amount of up to $300,000 (the “Old Note”);

WHEREAS, the Company drew down the full $300,000 principal amount under the Old Note on June 4, 2024, which was funded by CPC I ($81,750), CPC I Parallel ($68,250), and NovoCG ($150,000), respectively, the entire balance of which remains outstanding as of the date hereof;

WHEREAS, the Company has an outstanding balance of $446,900 classified as an “Advance from Related Party” on its books and records owed to CPC I (the “CPC I Advance”);

WHEREAS, the Company has an outstanding balance of $373,100 classified as an “Advance from Related Party” on its books and records owed to CPC I Parallel (the “CPC I Parallel Advance”);

WHEREAS, the Company has an outstanding balance of $750,000 classified as an “Advance from Related Party” on its books and records owed to NovoCG (the “NovoCG Advance”); and

WHEREAS, the Parties desire to restructure these balances by:

(i)	Cancelling the Old Note ($300,000);

(ii)	Absorbing and settling the full balance of CPC I Advance ($446,900), CPC I Parallel Advance ($373,100) and NovoCG Advance ($750,000); and

(iii)	Reallocating the cumulative aggregate debt of $1,870,000 into initial deemed drawdowns under three (3) new individual Convertible Promissory Notes issued directly by the Company to CPC I, CPC I Parallel, and NovoCG, respectively (the “New Notes”).

NOW, THEREFORE, the Parties agree as follows:

1.	Cancellation of Old Note. Effective seamlessly upon execution, the Old Note is hereby cancelled, extinguished, and terminated. Original Payee releases the Company from all obligations thereunder.

2.	Settlement of Advance Balance. The $1,570,000 balance of “Advance from Related Party” is hereby deemed fully satisfied, discharged, and closed out from the open account advance ledger.

3.	Issuance and Allocation of New Note Drawdowns. In consideration for the cancellation and settlement in Sections 1 and 2, the Company hereby issues three (3) New Notes as below:

(i)	Convertible Promissory Note to CPC I, in the principal amount of up to $1,500,000, with an initial deemed drawdown balance of $528,650 ($81,750 from the Old Note + 446,900 from the CPC I Advance)

(ii)	Convertible Promissory Note to CPC I Parallel, in the principal amount of up to $1,500,000, with an initial deemed drawdown balance of $441,350 ($68,250 from the Old Note + 373,100 from the CPC I Parallel Advance)

(iii)	Convertible Promissory Note to NovoCG, in the principal amount of up to $3,000,000, with an initial deemed drawdown balance of $900,000 ($150,000 from the Old Note + 750,000 from the NovoCG Advance)

4.	Deemed Drawdown Requests. This Agreement shall serve as the official written, cross-executed Drawdown Request required under Section 2 of the New Notes to formalize these balance entries for the Company’s upcoming 10-Q filing.

5.	Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

VALUENCE MERGER CORP. I		VMCA SPONSOR, LLC

/s/ Sungwoo (Andrew) Hyung		/s/ Sungsik Lee
Name:	Sungwoo (Andrew) Hyung	Name:	Sungsik Lee
Title:	Chief Financial Officer	Title:	Co-managing Member

CPC SPONSOR OPPORTUNITIES I, LP		CPC SPONSOR OPPORTUNITIES I (PARALLEL), LP

By:	CPC Sponsor Opportunities I GP, LLC, its General Partner	By:	CPC Sponsor Opportunities I GP, LLC, its General Partner

/s/ Edward Tsun-Wei Chen		/s/ Edward Tsun-Wei Chen
Name:	Edward Tsun-Wei Chen	Name:	Edward Tsun-Wei Chen
Title:	Managing Member	Title:	Managing Member

NOVOCG, LLC

/s/ Gene Young Cho
Name:	Gene Young Cho
Title:	Managing Partner

[Signature Page to Omnibus Note Exchange and Debt Conversion Agreement]